Exhibit 10.2

LOAN AGREEMENT
借款协议

THIS LOAN AGREEMENT is entered into between HAIDE ENGINEEERING (HONG KONG) LIMITED (“Haide”) and CER (Hong Kong) Holdings Limited (“CER Hong Kong”) this 1st day of February 2010.
海德工程(香港)有限公司(“海德”)和中江(香港)投资有限公司(“CER香港”)于2010年1月【】日签署这份《借款协议》。

WHEREAS, Mr. Qinghuan Wu is a shareholder of both Haide and CER Hong Kong, both two companies are incorporated in the Hong Kong Special Administrative Region.
鉴于，吴清寰先生是注册在香港特别行政区的CER香港和海德的股东。

WHEREAS, CER Hong Kong proposes to borrow from Haide as a shareholder’s loan pursuant to this loan agreement (the “Loan Agreement”) the sum of USD$ 1,000,000.
鉴于，CER香港计划根据此借款协议（“借款协议”）向海德借入一笔金额为USD$ 1,000,000作为股东贷款。

WHEREAS, the payments by CER Hong Kong under this Loan Agreement will be subject to certain deductions, including for taxes and expenses, such deductions will be the sole responsibility of CER Hong Kong, and will not in any way reduce the obligation to pay principal and interest and other amounts provided herein when due.
鉴于，CER香港在此借款协议下的付款将会有某些扣除款，包括税收和费用，这些扣除款将是CER香港单独的责任，不会以任何方式减少CER香港在贷款协议的条款下到期支付本金和利息，以及此协议规定的其他款项的义务。

WHEREAS, Haide will subordinate the payment of the obligations of this loan agreement to the obligations due to certain other lenders to CER Hong Kong by means of a separate subordination agreement.

NOW, THEREFORE, in consideration of the loan by Haide to CER Hong Kong and the representations, warranties and agreements of the parties set forth herein, the parties hereto agree as follows:
因此，现在关于海德给CER香港的贷款，以及双方的陈述、保证和同意，双方同意以下条件：

1.     Loan and Interest; Default Rate.  CER Hong Kong hereby borrows from Haide the sum of USD$ 1,000,000 (the “Loan”). The outstanding principal amount of the Loan and any other obligations under this Loan Agreement shall bear interest at the annual rate of 9.5% until paid. Interest will commence on February 1st, 2010, will be paid every 3 month, and will continue until the principal amount and any other obligations are repaid in full.  If any payment is not made when due, then the payment will bear additional monthly interest at the penalty rate of 1% of the amount due, not compounded, until repaid in full.
1.     贷款和利息，违约罚金比例。CER香港以此协议向海德借款USD$ 1,000,000（“贷款”）。此贷款已发行的本金金额和此贷款协议下的任何其他义务（包括逾期的利息支付）将以年利率9.5%的利率计息。利息将从2010年2月1日开始计算，每3个月支付，将持续到本金金额和其他债务都完全还清为止。如果有任何款项到期未付的话，那么，此款项每月将承担相当于该金额1%的罚款，不计复利，直到完全付清为止。
Any payment of principal, interest and any other obligation of CER Hong Kong under this Loan Agreement will be paid only to Haide’s Account, and to no other account or person, unless agreed in writing by Haide.
CER香港在此借款协议下支付的任何本金、利息和其他的债务，都只能付到海德的账户，不能付给任何其他的账户或人员，除非经过海德的书面同意。

2.     Repayment of the Loan.  The maturity date of the Loan will be January 31st, 2012(the “Maturity Date”).  CER Hong Kong will pay the sum USD1,000,000 at the Maturity Date, which shall have a 15 day grace period.

2.     贷款的偿还：此借款的到期日将为2012年1月31日（“到期日”）。CER香港将在到期日归还本金，到期日有15天宽限期。在到期日，此协议下任何未付的本金和利息将全额到期应付。
 The payment obligations of CER Hong Kong under this Loan Agreement will be made without any deduction for currency conversion, taxes, withholding requirements and expenses related to the payment of its obligations hereunder and any other expense. CER Hong Kong hereby expressly agrees to bear as its sole responsibility the all obligations related to and expenses of any currency conversion, taxes, withholding requirements and expenses related to making the payment obligations and performance of CER Hong Kong under this Loan Agreement and of Haide related to the making of the payment obligations and performance to its investors.
在此借款协议下，CER香港的付款义务不得扣除任何货币转换费、税收、代扣所得税要求和支付此协议下的债务所发生的费用。CER香港在此明确同意独立承担CER香港在此借款协议下、与履行付款义务相关的任何货币转换费、税收、代扣所得税要求和支付此协议下的债务所发生的费用以及CER香港在此借款协议下的表现相关的所有责任和费用，以及CER香港履行对海德付款义务和贷款协议的表现中的所有责任和费用。

3.     Prepayment.  CER Hong Kong may prepay the principal under this Loan Agreement in whole or in part, at any time or from time to time, upon 35 days advance written notice to Haide, with no further charge.  Each prepayment shall be accompanied by accrued interest on the principal amount prepaid through the date of payment and CER Hong Kong shall make payment of any currency conversion expenses and commission, taxes, withholding amounts and other expenses associated with the prepayment amount. Payment will be subject to applicable SAFE requirements.
3.     提前还款。CER香港可以在提前35天给海德书面通知的情况下，提前全部或部分、在任何时间或分批地偿还此借款协议下的本金，无需额外费用。每笔提前偿还的款项将附带偿还的本金金额截至付款日产生的利息，同时，CER香港将支付任何货币转换费用和佣金、税款、代扣金额，以及与提前还款的金额相关的其他费用。付款将受到外管局适用要求的限制。

4.        Funds Used to Pay.  It is agreed that any funds used to pay the principal, interest or other obligations will not be funds that have originated from certain agreements of CER Energy Recovery, Inc and its affiliates or subsidiaries with Zhenjiang Sopo Chemical New Development Co., and Jiangsu Sopo (Group) Co., Ltd. that are due to certain other lenders of CER Hong Kong.

4.        Use of Proceeds.  The proceeds of the Loan Agreements will be used by CER Hong Kong for paid in capital of CER Energy Recovery (Yang Zhou) Co., Ltd.
4.     款项使用。该借款协议下的所得款项将被CER香港用作中江能源回收(“扬州”)有限公司的实收资本。

5.        Events of Default.  If any of the following events (“Events of Default”) shall occur:
5.     违约事项。如果发生以下任一事项（“违约事项”）：

a)    if CER Hong Kong shall default in the payment of any part of the principal of or interest on this Loan Agreement after the same shall have become due and payable, whether at an installment date, maturity or at a date fixed for prepayment or by declaration or otherwise, including any taxes, withholding amount or expenses so that the principal and interest are paid in full without deduction of any kind, or if CER Hong Kong shall default in the payment of any obligation hereunder, including any expense request by Haide; or
5.1       如果CER香港违反任何付款相关的部分本金或者利息或者根据借款协议，或者因为违约宣布借款到期或者应付，无论是在分歧付款日、到期日或者固定的提前还款日或者被宣布或者，包括税费、预提费用，以用于全额支付本金和利息但不包含任何减免项目，或者如果CER香港未能支付海德要求支付的费用，或者

b)   if CER Hong Kong shall default in the performance of or compliance with any term contained in this Loan Agreement.
5.2  如果CER香港不遵守借款协议的任何条款；或者

6.         Covenants of CER Hong Kong.

6.     CER香港保证条款

a)    Taxes.  CER Hong Kong shall, and shall cause each of its subsidiaries and affiliates to, pay prior to delinquency all material taxes, assessments, and governmental levies except as contested in good faith and by appropriate proceedings.
6.1   税务。CER香港应当，且保障其子公司或关联公司应当，在除善意情况外，于所有重要税金，评估和政府征费的逾期前以适当款项支付。

b)    Conduct of Business.  CER Hong Kong shall not, and shall not permit any subsidiary or affiliate to, engage in any business other than the business of designing, manufacturing, installing and selling boilers and heat recovery systems, and related items.   6.2商业行为。  CER香港不得，且不得允许其子公司或关联企业，参与除设计，制造，安装和销售锅炉和预热回收装置或相关项目以外的经营业务

c)     CER Hong Kong shall, and shall cause each of its subsidiaries and affiliates to, at all times cause all properties used or useful in the conduct of their business to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment, and shall cause to be made all necessary repairs, renewals, replacements, necessary betterments and necessary improvements thereto.
6.3    CER香港应当，且保障其子公司或关联公司应当负责保全公司运营相关的资产状态良好，并获得必须配件，同时进行必要的修理，更换和改进。

d)      CER Hong Kong shall, and shall cause each of its subsidiaries and affiliates to, comply with all statutes, laws, ordinances or government rules and regulations to which they are subject, non compliance with which would materially adversely affect the business, earnings, properties, assets or financial condition of CER Hong Kong and its subsidiaries and affiliates taken as a whole.
6.4     CER香港应当，且保障其子公司或关联公司应当遵从有关法律，法规，条例和政府规章制度。任何违反都可能导致对CER香港及其子公司和关联公司的业务，收入，资产和财务状况造成严重负面影响。

e)  Legal Existence.  CER Hong Kong for itself shall do, and for each of its subsidiaries and affiliates shall cause to be done, all things necessary to preserve and keep in full force and effect its legal existence, in accordance with its organizational documents (as the same may be amended from time to time).  CER Hong Kong and its subsidiaries and affiliates shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its subsidiaries and affiliates if the respective board of directors and the board of directors of CER Hong Kong shall determine that the preservation thereof is no longer desirable in the conduct of the business of CER Hong Kong and its subsidiaries and affiliates, taken as a whole, and that the loss thereof is not adverse in any material respect to the holders of the Loan Agreements.
6.5 法律存在    CER香港必须尽一切努力确保其自身和其子公司及关联公司的与其组织架构文件(此文件可能会变化)相一致的法律存在。但是当CER香港及其子公司及关联公司的董事会觉得此种法律存在就其经营行为来讲并不需要时，CER香港及其子公司及关联公司不得继续保留此等法律存在的权利，当然此项改变不得损害借款人的利益。

7.        Miscellaneous.
7.  杂项

a)   Governing Law.  This Loan Agreement shall be governed by and construed in accordance with the laws of Hong Kong Special Administrative Zone.
7.1 管制法律。此借款协议将收到香港特别行政区的法律管制，并依此进行解释。

b)    Arbitration.  Any dispute, controversy or claim arising out of or relating to this contract, or the breach, termination or invalidity thereof, shall be settled by arbitration in Hong Kong under the Hong Kong International Arbitration Centre Administered Arbitration Rules in force when the Notice of Arbitration is submitted in accordance with these rules. The number of arbitrators shall be three, one of whom shall be a national of China, and the other two will not be nationals of China, but may be nationals of the Special Administrative Zone of Hong Kong. The arbitration proceedings shall be conducted in English.
7.2 仲裁。由此协议引起、或者与此协议相关的任何争议、诉讼或索赔，或者此协议的违约、终止或失效，都将在仲裁通知根据这些条件提交之后，根据香港国际仲裁中心管理的仲裁规定进行解决。仲裁员的人数为三人，其中一位应该是中国公民，另外两位不能是中国公民，但是可以是香港特别行政区的公民。仲裁程序将用英语进行。

c)    Amendment.  This Loan Agreement and its terms may be changed, waived or amended only by the written consent of Haide and CER Hong Kong, provided however, if any such change, waiver or amendment has the effect of changing, waiving or amending any of the rights of the holders of the Lender Agreements, then a majority in principal amount of the Lender Agreements outstanding, voting or consenting together for purposes of such determination shall be required for any such change, waiver or amendment to be effective as to any party to this Loan Agreement and the holders of the Lender Agreements as third party beneficiaries.
7.3 修订。该借款协议及其条款只有通过海德和CER香港的书面决议才能予以改变、放弃或修改，但是，如果这种改变、放弃或修改具有改变、放弃或修改贷款协议的持有人的任何权利的效果，那么，要求已发行的、投票或同意的贷款协议本金的一大部分才能使这种改变、放弃或修改生效，其中，该借款协议的任何一方及该贷款协议的持有人作为第三方受益人。

d)    Execution.  This agreement and all related agreements, instruments and documents may each be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement, instrument, or document and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.

7.4 签字生效。该协议及所有相关的协议、文书和文件每份都可以以两份或多份副本的形式签字执行，这些副本放在一起时将被视为一份相同的协议，文书或文件，并且当各个副本被各方签字并递交给其他方之后生效，理解上各方不需要签订相同的副本。如果任何签字是通过传真或邮件附件递送的，这种签字将对签字方（或者签字所代表的人）产生有效和有束缚力的责任，就像这种传真或邮件附件是原件一样。

e)  Assignment.    Haide is prohibited from, directly or indirectly making any assignment of this Loan Agreement without the express consent of CER Hong Kong.
7.5 转让。在没有CER香港和已发行的、投票或同意的贷款协议本金的一大部分的书面同意的情况下，禁止海德直接或间接地转让该借款协议。

f)     Headings.  Headings and section numbers have been set forth herein for convenience only.  Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Loan Agreement.
7.6 标题。此协议中的标题和数字只是为了方便而列出来的。每个部分中包含的内容都同样适用于整个借款协议，除非其上下文禁止这样规定。

7.7  Governing Language.  English will be prevailing language for the interpretation and meaning of the terms of this loan agreement.  To the extent there is any conflict in the language, meaning or intent between the English language version and the version thereof in the Chinese language, the English language version and its meaning and intent will control.
7.7  语言。 此协议中英文同时有效。如果某种程度上，英语版本与中文版本有歧义，均已英语版本为准。

[signature on next page]
[签字页在下页]

IN WITNESS WHEREOF, the parties have caused this Loan Agreement to be signed in its name as of the date above written.
有鉴于此，借款协议涉及的各方在规定日期签字确认上述条款。

HAIDE ENGINEEERING (HONG KONG) LIMITED
海德工程(香港)有限公司

By:
由：
Name:
姓名：

CER (Hong Kong) Holdings Limited
中江(香港)投资有限公司

By:
由：
Name:
姓名：
Title:
职位：